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                                                                   Exhibit 10.15



IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                  MINIMED INC.
                            1994 STOCK INCENTIVE PLAN

                               STOCK OPTION AWARD


     This Stock Option Award ("Award") is made as of the Date of Grant indicated below by MiniMed Inc., a Delaware corporation (the "Company"), for the benefit of the person named below as Grantee.

     WHEREAS, Grantee is a director, employee, consultant or adviser of the Company and/or one or more of its subsidiaries; and

     WHEREAS, pursuant to the Company's 1994 Stock Incentive Plan (the "Plan"), the Board of Directors of the Company (the "Board") or the Committee thereof appointed by the Board to administer the Plan (the "Committee") has approved the grant to Grantee of an option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company hereby agrees, and by accepting this Award the Grantee agrees, as follows:

     1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Grantee, as of the Date of Grant indicated below, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., West Coast time, on the Expiration Date indicated below and shall be subject to all of the terms and set forth in this Award (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.


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     Grantee:

     Date of Grant:

     Number of shares purchasable:

     Exercise Price per share: $

     Expiration Date:

     Annual Vesting Rate:

The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

     2. Termination of Option.

     (a) Termination of Employment or Arrangement.

          (i) Retirement. If Grantee shall cease to be a director or employee of the Company or any of its subsidiaries or shall cease to be a consultant or adviser to the Company or any of its subsidiaries, as determined by the Committee (such event shall be referred to herein as the "Termination" of Grantee's "Employment") by reason of Grantee's retirement in accordance with the Company's or any applicable employer's then-current retirement policy ("Retirement"), then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Retirement as to the number of shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Retirement. The date of Grantee's Retirement shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter; provided, however, that the Board may extend said 30 day period for a period not to exceed one year but not in any event beyond the Expiration Date.

          (ii) Death or Permanent Disability. If Grantee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Termination as to the number of shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of shares for which it has then become exercisable upon the earlier of

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the Expiration Date or the first anniversary of the date of such Termination of
Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

          (iii) Other Termination. If Grantee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then (A) the Option shall terminate on the earlier of the date of the Expiration Date or the date of such Termination as to the number of shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment, which Termination date shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter.

     (b) Death Following Certain Terminations of Employment. Notwithstanding anything to the contrary in this Award, if Grantee shall die at any time after the Termination of his or her Employment and prior to the earlier of the Expiration Date or the date the Option would terminate as to shares for which it is then exercisable pursuant to clauses (a) (i) or (iii) above, to the extent that the Option was exercisable on the date of such death the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

     (c) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Award, the Option shall terminate upon the consummation of any of the following events:

          (i) the dissolution or liquidation of the Company; or

          (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Option are exchanged for or converted into cash, property and/or securities not issued by the Company unless provision is made in writing in connection with any such transaction for the assumption of the Option or the substitution for the Option of a new option covering the stock of a successor entity, or a parent or subsidiary thereof, or of the Company, with appropriate adjustments as to the number and kind of shares and price; or

          (iii) a sale of substantially all of the property and assets of the Company.


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     3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, reverse stock split or the like, then, unless such event shall cause the Option to terminate pursuant to Section 2 (c) hereof or the terms of such transaction shall provide otherwise, the Board or the Committee may make appropriate and proportionate adjustments in the number and type of shares or other securities of the Company that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

     4. Exercise. Unless the Option is transferred as permitted by Section 8, the Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. If the Option is transferred as permitted by
Section 8, the Option shall be exercisable by the transferee or, in the event of the transferee's death, by the person or entity entitled to do so under the transferee's last will and testament or applicable intestate law. The Option may not be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall be in a form reasonably satisfactory to the Company and shall specify the number of shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"). By delivering the Exercise Notice, the Grantee shall be deemed to have agreed to pay or cause to be paid, and shall so pay or cause to be paid, in full such aggregate Exercise Price within five (5) business days of receipt by the Company of the Exercise Notice. Such payment shall be in cash or by wire transfer or check payable to the Company.

     As promptly as practicable following the receipt of an Exercise Notice hereunder, the Company shall issue a stock certificate registered in the name of the Grantee or his or her designee, representing the number of shares issued to the Grantee upon exercise of the Option.

     5. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then, by exercising the Option Grantee shall be deemed to have agreed to pay or cause to be paid, and shall pay or cause to be paid, such amount required to be withheld in cash or by wire transfer or check, concurrently with paying the cash portion of the Exercise Price or, if no portion of the Exercise Price is being paid in cash, concurrently with the delivery of the Exercise Notice to the Company.



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     6. Notices. All notices and other communications required or permitted to be given pursuant to this Award shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 12744 San Fernando Road, Sylmar, California 91342, Attention: Corporate Secretary, or to Grantee at the residence address of Grantee set forth in the records of the Company, or at such other addresses as they may designate by written notice in the manner aforesaid.

     7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Award, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery may cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     8. Limited Transferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than (i) by will or the laws of descent and distribution, (ii) by gift to a family member, (iii) by a domestic relations order to a family member in settlement of marital property rights, (iv) by transfer to an entity in which more than fifty present of the voting interests are owned by family members (or the Grantee) in exchange for an interest in that entity or (v) by transfer to a trust for the sole benefit of the Grantee or any of the foregoing. "Family member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests. Except as set forth in (iii), (iv) or (v) above, the Option cannot be transferred for value. In the event of a transfer permitted by this Section 8 the transferee shall have all of the rights and obligations of the Grantee under this Award, but all references in Section 2 to the termination of the Option upon the termination of Grantee's employment, retirement, death or permanent disability shall be deemed to refer to those events as they affect Grantee and not to such events with respect to the transferee and Grantee shall continue to be responsible to the Company for all federal, state and local taxes payable as a result of the exercise of the Option. In the event of such transfer, the transferee and Grantee shall give written notice thereof to the Company, which notice shall include the name, address and social security number of the transferee.



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     9. Plan. The Option is granted pursuant to the Plan, as in effect on the
Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Grantee, without his or her consent, of the Option or of any of Grantee's rights under this Award. The interpretation and construction by the Board or the Committee of the Plan, this Award, the Option and such rules and regulations as may be adopted by the Board or the Committee for the purpose of administering the Plan shall be final and binding upon Grantee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Grantee or any other person or entity than entitled to exercise the Option.

     10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Award.

     11. Employment Rights. No provision of this Award or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of, or in its current arrangement with, the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Grantee, or such arrangement, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. GRANTEE, IF HE OR SHE IS AN EMPLOYEE OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF GRANTEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS GRANTEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

     12. Governing Law. This Award and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     13. Fair Market Value. The "Fair Market Value" of a share of Common Stock or of a share of another class of capital stock of the Company on any day shall be equal to the last sale price, regular way, of such a share on the business day preceding such day or, in case no such sale takes place on such day and there were sales within a reasonable period before the date for which the Fair Market Value is to be determined, the mean between the lowest and highest sale prices, regular way, on the nearest date before the date as of which the Fair Market Value is to be determined, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as

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reported by the National Association of Securities Dealers, Inc. Automated
Quotations System or such other system then in use. If none of the foregoing provisions for determining Fair Market Value are applicable, the Fair Market Value will be determined by the Board or the Committee


     IN WITNESS WHEREOF, the Company has fully executed this Award as of the Date of Grant.


                                   MINIMED INC.

                                   By:
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